UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Item 1. Report to Shareholders

Personal Strategy Balanced Fund	November 30, 2011

The views and opinions in this report were current as of November 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks declined in the volatile six-month period ended November 30, 2011, and non-U.S. equities underperformed their U.S. counterparts amid increased risk aversion and worries about a global economic slowdown. Investment-grade U.S. bonds produced good returns, led by Treasuries, but high yield struggled as prospects for slower economic growth prompted investors to favor less-risky investments. Non-U.S. dollar-denominated bonds also weighed on returns, and a stronger dollar versus other currencies magnified losses for U.S. investors. All of the Personal Strategy Funds declined in this volatile environment and generally trailed their respective benchmarks for the period.

MARKET ENVIRONMENT

Although economic growth in 2011 has been less than robust, the U.S. economy has fared better than many expected, particularly in light of the intensifying sovereign debt crisis and looming recession in Europe. U.S. gross domestic product (GDP) growth in the third quarter was initially measured at an annualized rate of 2.5%, which dispelled lingering fears that the economy would experience a double-dip recession. Still, the U.S. recovery remains fragile amid a slowing global economy, heightened domestic fiscal restraint, and ongoing uncertainty in Europe.

U.S. stocks fell moderately in the volatile six-month period ended November 30, 2011. Small- and mid-cap shares generally fared worse than large-caps, while growth stocks held up better than value stocks across all market capitalizations. Among sectors, the economically sensitive financials and materials sectors fell sharply, while utilities—a traditional safe haven in times of economic uncertainty—generated solid gains. Equities in developed non-U.S. markets fared worse than U.S. shares, in part because a stronger dollar versus most foreign currencies reduced returns in dollar terms. European markets recorded steep declines amid weakening economies,rising bond yields, and waning confidence in the Continent’s political leaders. Developed Asian markets generally held up better, but emerging markets equities performed worse as investors became increasingly risk averse in light of slowing global economic growth.

U.S. bonds generated good returns overall in the last six months as investors sought safety. In the investment-grade universe, long-term Treasury securities fared best, and municipal bonds also did well. Agency mortgage-backed, asset-backed, and corporate securities produced modest gains. High yield securities declined as credit spreads—the difference between yields of lower-quality and higher-quality bonds—widened as investors shunned risk. Non-U.S. bonds generally underperformed the U.S. market.

PORTFOLIO REVIEW AND POSITIONING

Stocks

An overweight to stocks versus bonds hurt returns as equities underperformed fixed income for the period. However, the damage was mitigated somewhat by our emphasis on large-cap stocks, which outperformed small-caps since our last report on May 31, 2011. Domestic large-cap growth stocks were among the funds’ strongest performers over the period, outpacing their style-specific benchmark. They still lost ground overall in absolute terms, however. Apple, the largest stock holding in each of the funds, was a bright spot and continues to report strong growth despite the passing of its iconic founder, Steve Jobs. The company is set to roll out more product upgrades and may add more carriers to its iPhone network. Google benefited from strong growth in its core search and online advertising businesses and has agreed to acquire Zagat, a leading restaurant rating service, and Motorola Mobility, which would expand its Android phone business if approved. MasterCard experienced impressive transaction volume growth, particularly outside the U.S. where consumers are shifting from cash and checks to electronic payments. Outside the U.S., pharmaceutical firms GlaxoSmithKline and Bayer AG were also among our better contributors. GlaxoSmithKline has a strong consumer franchise, and management has been aggressively trimming costs and rationalizing its research and development operations. Germany’s Bayer benefits from a diverse business model and generates a majority of revenues outside Europe, making it less vulnerable to a regional economic slowdown. Our U.S. large-cap value stocks weighed on absolute returns. Financials stocks came under intense selling pressure amid the European debt crisis, slowing global economic growth, and the prospect of increased regulation. Commercial banks were particularly weak, with Regions Financial and Wells Fargo declining sharply. Among non-U.S. holdings, European banks, in particular, were punished due to their exposure to troubled sovereign debt, including fund holdings Barclays, Société Generale, and DnB Holdings.

We increased our overweight allocation in stocks versus bonds. Equities are still reasonably priced, and while recent economic news indicates a continued low-growth environment, stocks are supported by favorable earnings prospects and reasonable balance sheets. We increased the funds’ allocation to U.S. growth stocks, moving from a neutral position to an overweight bias relative to U.S. value stocks.

We believe a low-growth economic environment favors growth stocks, which tend to rely less on a strong economy to generate rising corporate earnings. Valuations currently favor large-cap stocks over small-caps as the latter’s strong performance in recent years has reinforced the rich pricing in the small-cap universe. U.S. growth prospects appear better than those of overseas developed markets, but we remain neutral between the two as the relatively stronger growth has been priced into current U.S. stock valuations. We increased our existing overweight allocation to emerging markets equities given more attractive opportunities for growth over the medium and longer term relative to developed equity markets.

As noted in our last shareholder letter, we are continuing to increase the international equity exposure of the Personal Strategy Funds as market conditions allow, gradually moving from roughly 20% earlier in the year to approximately 30% of their total equity allocation as market conditions allow. International developed and emerging markets equities are increasing as a percentage of the global equity market and now represent over half of the world market capitalization. These areas often include countries that enjoy higher GDP growth rates than the U.S. and companies with higher long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. We are reducing the funds’ domestic equity exposure proportionally to ensure that each portfolio maintains an appropriate overall allocation to stocks and bonds.

We have also continued to gradually increase our holdings in companies that derive a substantial portion of their profits or revenues from “real assets.” Real assets include any investments that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Exposure to companies operating in this space should expand the funds’ broad diversification and position them to perform well under a variety of market conditions, including periods of rising inflation. We are currently overweight global equities and underweight real assets based on high valuations and the absence of near-term inflationary pressures.

Bonds

Within our fixed income portfolios, allocations to diversifying sectors not represented in the benchmark, including non-U.S. dollar-denominated, emerging markets, and high yield bonds, detracted from absolute returns and contributed to the funds’ relative underperformance. (The fixed income portion of the portfolio is benchmarked against the Barclays Capital U.S. Aggregate Index, which does not have an allocation to these sectors.) The funds’ investment-grade bonds generated positive absolute returns but underperformed the Barclays benchmark.

We increased the size of our overweight to high yield bonds relative to investment-grade bonds. Yields in the high yield market increased relative to Treasury bonds over the period, reflecting increased risk aversion and liquidity challenges. However, we believe the market pessimism is somewhat overblown given our view that the U.S. economy will likely avoid a double-dip recession. In addition, many high yield issuers have improved their liquidity profiles significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. We are underweight U.S. investment-grade bonds as U.S. interest rates are near historically low levels, providing negative real yields despite low to moderate inflation. We decreased our allocation to non-dollar bonds and now have a neutral position relative to U.S. investment-grade bonds. Although current U.S. monetary policy and the likelihood of persistent budget deficits will continue to weigh on the dollar, ongoing uncertainty over the European debt crisis could pressure the euro even more. We continue to favor emerging markets bonds over U.S. investment-grade bonds and increased our target allocation to this sector over the period. Lower global growth prospects have eased inflationary concerns in emerging markets, while the generally favorable fiscal status of sovereign issuers in key developing markets stands in stark contrast to the budget and funding challenges facing the developed world.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

The investment objective of the Personal Strategy Income Fund is to generate the highest total return consistent with a primary emphasis on income and a secondary emphasis on capital appreciation. The fund’s typical asset mix is 40% stocks and 60% bonds, cash, and money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

As shown in the Performance Comparison table, the Personal Strategy Income Fund returned -4.33% for the six months ended November 30, 2011, and underperformed its benchmarks over the period. Allocations to diversifying sectors not represented in the fixed income benchmark (the Barclays Capital U.S. Aggregate Index), including non-U.S. dollar-denominated and high yield bonds, weighed on the fund’s absolute returns and drove our underperformance relative to the Combined Index benchmark. An overweight to stocks versus bonds also dampened returns as equities underperformed fixed income for the period, but the damage was mitigated somewhat by our emphasis on better-performing large-cap stocks. Unfavorable security selection within large-cap value stocks, investment-grade bonds, and emerging markets bonds also hurt relative returns. This was partially offset by the strong relative performance of our large-cap growth stocks, as well as our non-U.S. stocks in developed and emerging markets. Please see the Portfolio Review and Positioning section for more information.

The fund’s target allocation to equities was 45.5% at the end of the current reporting period versus 44.0% on May 31, 2011. The target allocation to bonds and cash was 54.5% at the end of the period versus 56% on May 31, 2011.

Personal Strategy Balanced Fund

The investment objective of the Personal Strategy Balanced Fund is to generate the highest total return consistent with an equal emphasis on both income and capital appreciation. The fund’s typical asset mix is 60% stocks and 40% bonds, cash, and money market securities, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk, but also a higher potential return over the long term than the Personal Strategy Income Fund.

As shown in the Performance Comparison table, the Personal Strategy Balanced Fund declined 6.09% for the six months ended November 30, 2011, and underperformed its benchmarks over the period. Allocations to diversifying sectors not represented in the fixed income benchmark (the Barclays Capital U.S. Aggregate Index), including non-U.S. dollar-denominated and high yield bonds, weighed on the fund’s absolute returns and drove our underperformance relative to the Combined Index benchmark. An overweight to stocks versus bonds also dampened returns as equities underperformed for the period, but the damage was mitigated somewhat by our emphasis on better-performing large-cap stocks. Unfavorable security selection within large-cap value stocks, investment-grade bonds, and emerging markets bonds also hurt relative returns. This was partially offset by the strong relative performance of our large-cap growth stocks, as well as our non-U.S. stocks in developed and emerging markets. Please see the Portfolio Review and Positioning section for more information.

The fund’s target allocation to equities was 65.5% at the end of the current reporting period versus 64% on May 31, 2011. The target allocation to bonds and cash was 34.5% at the end of the period versus 36% on May 31, 2011.

Personal Strategy Growth Fund

The investment objective of the Personal Strategy Growth Fund is to seek capital appreciation by investing primarily in common stocks. The fund’s typical asset mix is 80% stocks and 20% bonds, cash, and money market securities, although allocations can vary by much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income Fund and the Personal Strategy Balanced Fund.

As shown in the Performance Comparison table, the Personal Strategy Growth Fund fell 8.17% for the six months ended November 30, 2011. As shown in the Performance Comparison table, the fund modestly outpaced the Morningstar Moderately Aggressive Target Risk Index over the period, but trailed its other benchmarks. An overweight to stocks versus bonds was the largest performance detractor as equities underperformed fixed income for the period. This was mitigated somewhat by our emphasis on large-cap stocks, which outperformed their small-cap counterparts. Allocations to diversifying sectors not represented in the fixed income benchmark (the Barclays Capital U.S. Aggregate Index), including non-U.S. dollar-denominated bonds and high yield bonds, also weighed on the fund’s absolute returns and relative performance versus the Combined Index Portfolio. Security selection boosted the fund’s overall relative performance as strength in our large-cap growth and non-U.S. equities offset weakness within large-cap value stocks and investment-grade bonds. Please see the Portfolio Review and Positioning section for more information.

The fund’s target allocation to equities was 85.5% at the end of the current reporting period versus 84.0% on May 31, 2011. The target allocation to bonds and cash was 14.5% at the end of the period versus 16.0% on May 31, 2011.

OUTLOOK

We expect market volatility to remain high in the face of ongoing economic and political uncertainties in the world’s developed and emerging markets. Leaders in the developed world are using all the policy levers at their disposal—tax, regulatory, fiscal, and monetary—as they struggle to address burdensome government debt problems without driving their economies back into recession. In the U.S., we expect a low-growth economic environment rather than outright recession. An anemic housing market; persistently high unemployment; household budget deleveraging; and fiscal retrenchment at the local, state, and federal levels should continue to dampen the recovery. Strains in European credit markets may also weigh on U.S. economic growth as eurozone policymakers attempt to tackle unsustainable levels of government debt while maintaining the monetary union. At the same time, policymakers in emerging markets are walking a fine line as they try to promote continued economic growth and contain inflation. Among corporations, earnings continue to grow despite the relatively weak economy, and balance sheets continue to appear strong. Profit margins have been buoyed by widespread caution in hiring and capital expenditures. With already low stock valuations, we expect markets to benefit once we achieve some clarity on viable long-term resolutions to these various issues.

While the current environment is challenging, we believe the problems are more political than fundamental. Recent developments indicate that the eurozone must move away from a purely monetary union and work to integrate the disparate fiscal policies of individual member states. In the U.S., policymakers must find viable solutions to long- and short-term debt issues and chart a sustainable fiscal path. On the plus side, banks are better capitalized, liquidity has improved, and the overall financial system is on firmer ground than in the recent past. Importantly, downside support is compelling given low valuations that include appealing dividend yields, which are higher in many instances than government bond rates—a historically reliable indicator of equity value relative to other asset classes. Stronger corporate balance sheets may also act as a cushion should the economic recovery take longer to unfold.

In this uncertain environment, fundamental research and security selection continue to play a significant role. Despite heightened short-term volatility, we believe that our investment approach—globally diversified across the stock and bond markets, with an emphasis on those sectors believed to be undervalued—will add value for shareholders over the long term.

Respectfully submitted,

Charles M. Shriver
Portfolio manager and chairman of the funds’ Investment
Advisory Committee

December 20, 2011

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes:

• Personal Strategy Income—40% stocks (30% Russell 3000 Index, 10% MSCI All-Country World ex-U.S.A. Index), 40% bonds (Barclays Capital U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Balanced—60% stocks (45% Russell 3000 Index, 15% MSCI All-Country World ex-U.S.A. Index), 30% bonds (Barclays Capital U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Growth—80% stocks (60% Russell 3000 Index, 20% MSCI All-Country World ex-U.S.A. Index) and 20% bonds (Barclays Capital U.S. Aggregate Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes. The index was discontinued on June 30, 2009.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

MSCI All Country World ex-U.S.A. Index: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 59.0%		
CONSUMER DISCRETIONARY 9.5%		
Auto Components 0.3%		
Aisin Seiki (JPY)	21,600	651
Autoliv, GDR (SEK)	10,989	591
GKN (GBP)	269,246	827
Johnson Controls	65,500	2,062
Koito Manufacturing (JPY)	22,000	306
Strattec Security	2,200	45
		4,482
Automobiles 0.6%		
BMW (EUR)	17,905	1,348
General Motors (1)	108,400	2,308
Honda (JPY)	60,600	1,916
Nissan Motor (JPY)	118,700	1,089
Tesla Motors (1)	900	30
Toyota Motor (JPY)	78,600	2,584
		9,275
Distributors 0.0%		
Pool	8,637	263
		263
Diversified Consumer Services 0.1%		
Benesse Holdings (JPY)	21,300	957
H&R Block	68,400	1,076
Weight Watchers	500	29
		2,062
Hotels, Restaurants & Leisure 2.4%		
Accor (EUR)	27,935	782
BJ's Restaurants (1)	8,700	418
Brinker	12,900	311
Carnival	187,500	6,225
Chipotle Mexican Grill (1)	6,500	2,090

Compass Group (GBP)	156,133	1,446
Gaylord Entertainment (1)	7,100	151
International Game Technology	132,800	2,266
Jack In the Box (1)	15,600	320
Las Vegas Sands (1)	96,300	4,498
Marriott, Class A	107,568	3,294
McDonald's	39,400	3,763
Panera Bread, Class A (1)	3,900	559
PF Chang's China Bistro	1,800	55
Red Robin Gourmet Burgers (1)	5,200	138
Sonic (1)	20,425	144
Starbucks	170,000	7,392
Starwood Hotels & Resorts Worldwide	65,400	3,118
The Cheesecake Factory (1)	10,450	296
Wynn Resorts	7,000	844
Yum! Brands	35,100	1,967
		40,077
Household Durables 0.2%		
Ethan Allen Interiors	2,200	44
Libbey (1)	8,900	108
Makita (JPY)	12,600	440
Meritage (1)	9,300	203
PDG Realty (BRL)	198,000	736
Persimmon (GBP)	188,397	1,462
Standard Pacific (1)	12,500	40
		3,033
Internet & Catalog Retail 1.6%		
Amazon.com (1)	79,800	15,345
Groupon (1)	10,600	185
HSN	9,100	326
Liberty Interactive (1)	87,400	1,421

priceline.com (1)	16,800	8,163
		25,440
Leisure Equipment & Products 0.1%		
Brunswick	34,900	650
Hasbro	100	4
Mattel	100	3
Nikon (JPY)	46,100	1,083
		1,740
Media 1.8%		
Aegis Group (GBP)	190,981	409
Comcast, Class A	13,200	299
Comcast, Special Class A	170,500	3,812
DIRECTV (1)	9,700	458
Discovery Communications, Class C (1)	151,900	5,748
Informa (GBP)	127,847	728
Jupiter Telecommunications (JPY)	1,338	1,307
Knology (1)	10,500	150
Madison Square Garden (1)	4,485	131
Meredith	7,900	229
Omnicom	18,400	794
Pandora Media (1)(2)	1,700	17
Scholastic	8,198	222
Television Broadcasts (HKD) (2)	91,000	567
Time Warner	124,933	4,350
Time Warner Cable, Class A	63,500	3,841
Walt Disney	142,700	5,116
WPP (GBP)	192,658	2,020
		30,198
Multiline Retail 0.5%		
Dollar Tree (1)	3,000	245
Kohl's	93,900	5,052
Lojas Renner (BRL)	20,500	614

Parkson Retail (HKD) (2)	850,500	1,051
PPR (EUR)	10,696	1,607
		8,569
Specialty Retail 0.9%		
American Eagle Outfitters	8,800	122
ANN (1)	22,100	518
Bed Bath & Beyond (1)	47,800	2,892
Chico's	12,400	129
Christopher & Banks	9,400	27
Esprit Holdings (HKD) (2)	108,903	156
Express	10,700	243
Francesca's Holdings (1)	4,400	73
hhgregg (1)	11,000	174
Hibbett Sports (1)	7,400	337
Home Depot	8,900	349
Hot Topic	18,100	129
Inditex (EUR)	12,789	1,086
Kingfisher (GBP)	339,504	1,368
Lowe's	54,400	1,306
MarineMax (1)	10,400	66
Monro Muffler Brake	12,650	508
O'Reilly Automotive (1)(2)	42,700	3,298
Pier 1 Imports (1)	12,400	169
Rue21 (1)	9,000	216
Teavana Holdings (1)	1,400	28
The Limited (2)	5,800	246
Tiffany	14,300	959
Zumiez (1)	16,000	377
		14,776
Textiles, Apparel & Luxury Goods 1.0%		
Carters (1)	3,900	155
Coach	34,900	2,184

Fossil (1)	24,600	2,204
Nike, Class B	45,400	4,367
Ralph Lauren	27,700	3,930
Richemont, Class A (CHF)	45,726	2,472
Under Armour (1)	3,200	260
Vera Bradley (1)	1,100	42
		15,614
Total Consumer Discretionary		155,529

CONSUMER STAPLES 2.3%

Beverages 0.5%

Coca-Cola	1,200	81
Hansen Natural (1)	7,800	719
Kirin Holdings (JPY)	128,000	1,568
PepsiCo	66,300	4,243
Pernod-Ricard (EUR) (2)	23,712	2,234
		8,845

Food & Staples Retailing 0.6%

Costco Wholesale	100	9
FamilyMart (JPY)	31,200	1,243
Fresh Market (1)	10,300	404
Kroger	77,900	1,806
Tesco (GBP)	684,916	4,368
The Pantry (1)	9,400	116
Whole Foods Market	27,000	1,839
		9,785

Food Products 0.8%

Archer-Daniels-Midland	35,700	1,075
Dean Foods (1)	13,800	140
Flowers Foods	6,350	126
General Mills	31,200	1,247

House Foods (JPY)	14,600	267
Kellogg	24,800	1,219
Nestle (CHF)	102,804	5,764
Seneca Foods (1)	500	11
Treehouse Foods (1)	3,900	257
Unilever (GBP)	76,314	2,564
		12,670
Household Products 0.2%		
Procter & Gamble	62,835	4,057
		4,057
Personal Products 0.2%		
Avon	114,900	1,953
L'Oreal (EUR)	10,045	1,087
		3,040
Total Consumer Staples		38,397
ENERGY 6.6%		
Energy Equipment & Services 1.6%		
Baker Hughes	31,700	1,731
Cameron International (1)	54,000	2,915
China Oilfield Services, H Shares (HKD)	812,000	1,256
Complete Production Services (1)	15,500	541
FMC Technologies (1)	40,300	2,110
Fugro, GDS (EUR)	6,363	357
Gulf Island Fabrication	8,300	236
Halliburton	29,900	1,100
ION Geophysical (1)	16,200	94
Key Energy Services (1)	9,700	147
Modec (JPY) (2)	15,700	264
Noble	78,900	2,724
Saipem (EUR)	21,038	941

Schlumberger	130,100	9,800
Union Drilling (1)	4,100	30
Weatherford International (1)	141,400	2,144
WorleyParsons (AUD)	14,721	403
		26,793

Oil, Gas & Consumable Fuels 5.0%

Beach Energy (AUD)	980,626	1,477
BG Group (GBP)	78,210	1,678
Bill Barrett (1)	14,100	550
BP (GBP)	24,880	181
BP, ADR	49,600	2,160
Chevron	99,600	10,241
Clayton Williams Energy (1)	4,300	318
Cloud Peak Energy (1)	17,100	365
Concho Resources (1)	27,600	2,805
CONSOL Energy	67,100	2,794
Contango Oil & Gas (1)	4,900	309
Devon Energy	30,100	1,970
El Paso Corporation	195,400	4,887
Eni (EUR)	153,724	3,258
EOG Resources	55,900	5,799
EQT	23,400	1,451
ExxonMobil	100	8
Forest Oil (1)	9,350	150
Geomet (1)	18,700	20
Goodrich Petroleum (1)	11,700	171
Hess	42,500	2,559
Lone Pine Resources (1)	5,330	40
Murphy Oil	16,500	923
Newfield Exploration (1)	36,100	1,653
Nexen	183,200	3,036
Oasis Petroleum (1)	21,000	640
Occidental Petroleum	18,300	1,810

Peabody Energy	120,100	4,711
Petrobras, ADR	49,100	1,231
Pioneer Natural Resources	7,100	671
QEP Resources	33,100	1,081
Range Resources	26,700	1,915
Royal Dutch Shell, A Shares, ADR	61,700	4,319
Royal Dutch Shell, B Shares (GBP)	23,039	830
Royal Dutch Shell, B Shares, ADR	69,000	4,981
Spectra Energy	204,200	6,008
Statoil (NOK)	115,832	2,998
Swift Energy (1)	8,200	241
Venoco (1)	3,800	35
Westmoreland Coal (1)	6,700	69
Williams Companies	46,500	1,501
		81,844
Total Energy		108,637

FINANCIALS 8.5%

Capital Markets 1.4%

Ameriprise Financial	70,720	3,247
BlackRock	400	69
Charles Schwab	3,450	41
Close Brothers Group (GBP)	36,778	383
Cohen & Steers	8,400	229
Credit Suisse (CHF)	40,584	984
Deutsche Bank (EUR)	28,641	1,108
Financial Engines (1)	14,500	319
Franklin Resources	62,200	6,271
Gleacher (1)	18,100	23
Goldman Sachs	8,500	815
Invesco	159,500	3,230
KBW	6,000	82
Legg Mason	32,500	862

Macquarie Group (AUD)	32,503	815
Morgan Stanley	177,000	2,618
Northern Trust	12,000	451
Penson Worldwide (1)	11,400	13
Piper Jaffray (1)	3,300	68
Pzena Investment Management, Class A	2,800	14
State Street	31,600	1,253
TD Ameritrade Holding	15,800	257
Waddell & Reed Financial, Class A	5,300	144
		23,296

Commercial Banks 2.5%

Australia & New Zealand Banking (AUD)	121,344	2,570
Banco Santander Brasil, ADR	139,300	1,075
Barclays, ADR	176,675	2,058
BNP Paribas (EUR)	34,122	1,369
China Citic Bank (HKD)	1,830,558	999
DBS Group (SGD)	106,042	1,056
DNB (NOK)	171,602	1,759
East West Bancorp	13,303	260
Erste Group Bank (EUR)	15,410	268
First Horizon National	299,400	2,305
Glacier Bancorp	22,200	267
Intesa Sanpaolo (EUR)	176,174	293
Mitsubishi UFJ Financial (JPY)	226,900	986
Nordea Bank (SEK)	147,465	1,177
Pinnacle Financial Partners (1)	4,900	73
PNC Financial Services Group	31,600	1,713
Prosperity Bancshares	8,200	328
Regions Financial	650,500	2,674
Signature Bank (1)	8,500	497
Societe Generale (EUR)	18,777	463
Standard Chartered (GBP)	92,102	2,011
Sumitomo Mitsui Trust Holdings (JPY)	353,970	1,086

Svenska Handelsbanken, Class A (SEK)	38,890	1,027
Swedbank (SEK)	120,561	1,614
Synovus Financial	32,400	48
TCF Financial	13,800	139
Texas Capital Bancshares (1)	9,900	286
The Bank of Yokohama (JPY)	102,800	491
U.S. Bancorp	269,800	6,993
Valley National Bancorp	19,335	228
Washington Trust Bancorp	6,100	145
Wells Fargo	152,900	3,954
WestAmerica Bank	5,900	271
Western Alliance Bancorp (1)	20,900	132
Zions Bancorporation	9,100	146
		40,761
Consumer Finance 0.8%		
American Express	165,300	7,941
Green Dot, Class A (1)	1,300	43
SLM Corporation	345,700	4,453
		12,437
Diversified Financial Services 1.5%		
Bank of America	391,300	2,129
BM&F BOVESPA (BRL)	181,100	989
Challenger (AUD)	171,993	768
CME Group	1,700	424
Deutsche Boerse (EUR) (1)	11,794	720
ING Groep, GDS (EUR) (1)	66,566	519
IntercontinentalExchange (1)	25,300	3,080
JPMorgan Chase	213,900	6,624
Mitsubishi UFJ Lease & Finance (JPY)	23,080	882
Moody's (2)	151,700	5,265
NYSE Euronext	90,900	2,596
		23,996

Insurance 1.6%

AIA Group (HKD)	359,200	1,132
Allstate	59,600	1,597
Aon	70,700	3,250
Assured Guaranty	90,600	879
AXA (EUR)	149,483	2,174
Brown & Brown	4,100	85
Fortegra Financial (1)	6,796	39
HCC Insurance Holdings	10,400	280
Infinity Property & Casualty	10,100	580
Markel (1)	900	361
Marsh & McLennan	71,200	2,150
MetLife	116,100	3,655
Munich Re (EUR)	11,846	1,498
Prudential (GBP)	80,650	794
Prudential Financial	33,600	1,701
QBE Insurance (AUD)	72,292	1,036
RLI	3,800	269
SeaBright Holdings	7,400	51
Selective Insurance	19,700	325
Sony Financial (JPY)	82,300	1,355
Sun Life Financial	61,200	1,100
Sun Life Financial (CAD)	67,500	1,222
Swiss Life (CHF)	7,074	741
		26,274

Real Estate Investment Trusts (REITs) 0.5%

Acadia Realty Trust, REIT	5,900	116
CBL & Associates Properties, REIT	23,100	330
Chesapeake Lodging Trust, REIT	14,600	232
Colony Financial, REIT	5,600	83
Cousins Properties, REIT	18,549	110
DiamondRock Hospitality, REIT	50,335	442
EastGroup Properties, REIT	8,700	370

HEALTH CARE 6.7%

Biotechnology 1.5%

Alexion Pharmaceuticals (1)	23,300	1,600
Alkermes (1)	12,900	197
AMAG Pharmaceuticals (1)	2,700	48
Amgen	87,800	5,084
Biogen Idec (1)	33,600	3,862
BioMarin Pharmaceutical (1)	4,400	152
Celgene (1)	74,600	4,706
CSL (AUD)	41,322	1,356
Cubist Pharmaceuticals (1)	8,200	316
Exelixis (1)	22,500	104
Gilead Sciences (1)	115,500	4,603
Idenix Pharmaceuticals (1)	9,600	73
Incyte (1)	26,800	369
ONYX Pharmaceuticals (1)	2,100	93
Pharmasset (1)	3,798	498
Regeneron Pharmaceuticals (1)	8,400	499
Rigel Pharmaceuticals (1)	5,800	44
Seattle Genetics (1)	5,300	88
Targacept (1)	900	7
Theravance (1)	2,800	65
		23,764

Health Care Equipment & Supplies 0.8%

Accuray (1)	758	3
Angiodynamics (1)	4,200	64
Baxter International	24,400	1,261
Cooper Companies	3,700	227
Covidien	119,700	5,452
Edwards Lifesciences (1)	2,900	191
Elekta, B Shares (SEK)	35,015	1,490
HeartWare International (1)	1,200	83

Integra LifeSciences (1)	1,900	61
Intuitive Surgical (1)	100	43
Masimo	700	14
Meridian Bioscience	18,500	354
Stereotaxis (1)	11,600	12
Steris	6,800	204
Stryker	39,600	1,934
Terumo (JPY)	13,500	658
Tornier (1)	1,200	22
Wright Medical Group (1)	10,400	153
		12,226
Health Care Providers & Services 1.4%		
AMERIGROUP (1)	11,400	652
Cardinal Health	65,700	2,790
Catalyst Health Solutions (1)	6,300	328
Centene (1)	6,000	232
Express Scripts (1)	86,000	3,926
Fresenius (EUR)	19,414	1,867
HCA Holdings (1)	37,700	919
Health Management (1)	34,400	283
Healthways (1)	4,500	29
HMS Holdings (1)	10,500	318
LifePoint Hospitals (1)	7,300	286
McKesson	86,100	7,001
Owens & Minor	7,500	231
PSS World Medical (1)	4,800	117
UnitedHealth Group	22,500	1,097
Vanguard Health Systems (1)	9,400	96
WellPoint	41,000	2,893
		23,065
Health Care Technology 0.0%		
Cerner (1)	200	12

MedAssets (1)	8,200	78
SXC Health Solutions (1)	2,200	130
		220
Life Sciences Tools & Services 0.2%		
Bruker (1)	8,400	105
Thermo Fisher Scientific (1)	81,300	3,841
		3,946
Pharmaceuticals 2.8%		
Allergan	35,400	2,964
Astellas Pharma (JPY)	33,200	1,282
AVANIR Pharmaceuticals (1)	39,400	97
Bayer (EUR)	30,232	1,986
Chugai Pharmaceutical (JPY)	22,400	342
GlaxoSmithKline (GBP)	23,847	529
GlaxoSmithKline, ADR	107,200	4,768
Johnson & Johnson	66,900	4,330
Medicines Company (1)	8,100	153
Merck	252,300	9,020
Pacira Pharmaceuticals (1)	6,200	45
Pfizer	716,400	14,378
Roche Holding - Genusscheine (CHF)	7,697	1,224
Sanofi (EUR)	69,905	4,893
Shire, ADR	1,100	112
XenoPort (1)	5,300	25
		46,148
Total Health Care		109,369
INDUSTRIALS & BUSINESS SERVICES 7.6%		
Aerospace & Defense 1.7%		
American Science Engineering	3,700	271
Boeing	92,600	6,361

Harris	19,100	680
Hexcel (1)	16,400	409
Honeywell International	94,100	5,095
Moog, Class A (1)	4,800	201
Precision Castparts	37,200	6,129
Raytheon	48,000	2,187
Rolls-Royce (GBP) (1)	147,036	1,688
Rolls-Royce Holdings, C Shares (GBP) (1)	9,349,155	15
Transdigm Group (1)	1,800	173
United Technologies	49,000	3,753
		26,962
Air Freight & Logistics 0.4%		
C.H. Robinson Worldwide	500	34
Expeditors International of Washington	35,400	1,540
FedEx	66,400	5,517
UTi Worldwide	9,700	151
		7,242
Airlines 0.2%		
Allegiant Travel (1)	5,000	261
Southwest Airlines	356,100	2,984
		3,245
Building Products 0.0%		
A.O. Smith	1,450	57
American Woodmark	6,800	87
Gibraltar Industries (1)	4,000	54
Quanex Building Products	16,000	241
		439
Commercial Services & Supplies 0.1%		
American Reprographics (1)	24,800	117
Consolidated Graphics (1)	6,200	316
Knoll	10,600	161

Mine Safety Appliances	10,000	352
Multi-Color	9,450	248
Team (1)	4,700	128
Waste Connections	10,950	359
		1,681
Construction & Engineering 0.2%		
Aegion (1)	3,200	49
Bouygues (EUR) (2)	29,896	979
Carillion (GBP)	173,186	848
China Railway Construction, H Shares (HKD)	819,000	463
Quanta Services (1)	4,792	99
		2,438
Electrical Equipment 0.6%		
ABB (CHF)	61,972	1,174
Acuity Brands	14,600	734
AZZ	4,700	199
Emerson Electric	74,900	3,914
General Cable (1)	12,400	329
Legrand (EUR)	32,284	1,045
Mitsubishi Electric (JPY)	203,000	1,939
Roper Industries	13,200	1,124
		10,458
Industrial Conglomerates 1.9%		
3M	46,300	3,752
Cookson Group (GBP)	111,227	870
Danaher	260,500	12,603
DCC (EUR)	45,064	1,093
GE	363,500	5,783
Hutchison Whampoa (HKD)	153,500	1,353
Philips Electronics (EUR)	63,753	1,297
SembCorp Industries (SGD)	561,880	1,890

Siemens (EUR)	16,781	1,694
		30,335
Machinery 0.9%		
Cargotec (EUR)	15,836	522
Cascade	3,100	135
Caterpillar	13,800	1,351
Colfax (1)	5,500	161
Cummins	6,200	597
Deere	5,700	452
EnPro Industries (1)	8,700	291
ESCO Technologies	8,800	238
Gardner Denver	7,600	651
Graco	8,000	344
IDEX	4,650	169
Illinois Tool Works	15,200	691
Ingersoll-Rand	100,300	3,322
John Bean Technologies	8,900	146
Joy Global	25,300	2,309
Middleby (1)	1,500	137
RBC Bearings (1)	8,400	355
Stanley Black & Decker	11,200	733
Sun Hydraulics	5,800	146
Tennant	4,400	185
Terex (1)	2,200	34
Toro	8,100	457
Toshiba Machine (JPY)	50,000	276
Valmont Industries	6,900	588
Wabtec	1,400	96
Watts Water Technologies, Class A	11,000	420
Woodward	3,900	165
		14,971

W. W. Grainger	15,400	2,878
		13,353
Total Industrials & Business Services		124,402

INFORMATION TECHNOLOGY 10.5%

Communications Equipment 1.2%

ADTRAN	2,800	92
Alcatel-Lucent (EUR) (1)	274,591	452
Aruba Networks (1)	9,700	205
Cisco Systems	353,200	6,584
Emulex (1)	16,900	133
Finisar (1)	16,137	298
Harmonic (1)	22,400	120
Ixia (1)	19,800	218
Juniper Networks (1)	105,400	2,394
Meru Networks (1)	3,700	17
Qualcomm	153,300	8,401
Shoretel (1)	9,200	55
Ubiquiti Networks (1)	6,800	134
		19,103

Computers & Peripherals 2.3%

3-D Systems (1)	15,200	237
Apple (1)	78,100	29,850
Avid Technology (1)	16,000	127
Cray (1)	6,900	43
Dell (1)	77,200	1,217
EMC (1)	152,300	3,505
Hewlett-Packard	70,400	1,968
Synaptics (1)	8,700	282
Xyratex	8,800	119
		37,348

Electronic Equipment, Instruments & Components 0.5%		
Corning	133,800	1,776
Electro Rent	5,700	93
Elster Group, ADR (1)	17,700	228
Fabrinet (1)	3,500	50
Hamamatsu Photonics (JPY)	31,200	1,152
Hosiden (JPY)	34,800	245
Measurement Specialties (1)	4,400	126
Mercury Computer Systems (1)	5,200	72
National Instruments	2,300	60
Newport (1)	6,800	89
Nippon Electric Glass (JPY)	113,000	1,165
Orbotech (1)	10,600	109
Power-One (1)	21,700	92
Rofin-Sinar Technology (1)	8,200	197
TE Connectivity	64,500	2,045
Venture (SGD)	83,000	432
		7,931
Internet Software & Services 2.4%		
Active Network (1)	6,300	80
Angie's List (1)	6,100	71
Baidu, ADR (1)	69,700	9,130
Bankrate (1)	10,200	185
Carbonite (1)	4,500	55
eBay (1)	116,600	3,450
Facebook, Class A, Acquisition Date: 8/12/11 Acquisition Cost $420 (1)(3)	13,485	420
Facebook, Class B, Acquisition Date: 3/31 - 5/19/11 Acquisition Cost $1,565 (1)(3)	62,569	1,949
Google, Class A (1)	32,600	19,540
Kakaku.com (JPY)	23,500	904
LinkedIn (1)	4,700	310
OpenTable (1)	1,000	35

Saba Software (1)	11,900	80
Taleo, Class A (1)	4,300	139
Tencent Holdings (HKD)	157,000	3,060
Velti (1)	3,900	29
Vocus (1)	6,000	127
Zillow (1)	1,100	25
		39,589
IT Services 1.7%		
Accenture, Class A	56,900	3,296
Computer Sciences	41,000	1,002
Fiserv (1)	5,000	288
Forrester Research	3,200	104
Global Payments	5,100	225
IBM	12,100	2,275
Jack Henry & Associates	12,300	408
Logica (GBP)	188,483	238
MasterCard, Class A	27,100	10,150
NS Solutions (JPY)	13,900	287
Sapient	13,500	166
Visa, Class A	84,200	8,165
Western Union	108,700	1,896
		28,500
Office Electronics 0.1%		
Canon (JPY)	38,400	1,738
		1,738
Semiconductor & Semiconductor Equipment 1.6%		
Advanced Energy Industries (1)	26,700	267
Altera	22,500	848
Analog Devices	36,700	1,279
Applied Materials	261,800	2,822
ASML (EUR)	42,572	1,661
Broadcom, Class A	122,900	3,729

Cavium (1)	4,100	134
Cymer (1)	2,200	98
Diodes (1)	12,150	249
GT Advanced Technologies (1)	10,100	78
Intersil Holding, Class A	16,600	176
Kopin (1)	16,900	60
Marvell Technology Group (1)	197,000	2,782
PDF Solutions (1)	13,200	83
PMC-Sierra (1)	53,700	300
RF Micro Devices (1)	14,800	92
Samsung Electronics (KRW)	1,838	1,669
Semtech (1)	6,700	155
Silicon Laboratories (1)	9,200	398
STR Holdings (1)	17,400	159
SUMCO (JPY) (1)(2)	55,400	469
Supertex (1)	3,700	69
Taiwan Semiconductor (TWD)	384,759	969
Texas Instruments	211,800	6,375
TriQuint Semiconductor (1)	23,900	104
Xilinx	66,500	2,175
		27,200

Software 0.7%

Ariba (1)	13,300	404
Autodesk (1)	41,700	1,421
Bottomline Technologies (1)	8,800	198
Cadence Design Systems (1)	35,000	383
Commvault Systems (1)	4,100	204
Concur Technologies (1)	9,300	439
DynaVox, Class A (1)	11,400	45
Epiq Systems	15,900	215
Fortinet (1)	6,900	166
Imperva (1)	600	17
Informatica (1)	900	40

Intuit	16,400	873
Microsoft	132,100	3,379
Nintendo (JPY)	2,100	318
OPNET Technologies	1,800	64
Progress Software (1)	11,550	235
Pros Holdings (1)	6,200	99
QLIK Technologies (1)	4,900	134
Quest Software (1)	14,300	258
RealD (1)	10,800	104
RealPage (1)	800	20
Salesforce.com (1)	5,100	604
Software (EUR)	26,312	1,127
Sourcefire (1)	8,800	291
SS&C Technologies Holdings (1)	15,000	241
		11,279
Total Information Technology		172,688

MATERIALS 2.9%

Chemicals 1.7%

Air Products & Chemicals	23,500	1,968
Air Water (JPY)	41,000	535
Asahi Kasei (JPY)	258,000	1,562
BASF (EUR)	23,288	1,693
Ecolab	8,800	502
Hitachi Chemical (JPY)	32,000	619
Intrepid Potash (1)	3,700	86
Koppers	9,200	304
Lyondellbasell Industries, Class A	77,200	2,522
Monsanto	88,900	6,530
Potash Corporation of Saskatchewan	15,800	685
Praxair	80,600	8,221
Rockwood Holdings (1)	13,000	579
Senomyx (1)	14,900	57

Paper & Forest Products 0.4%		
International Paper	229,000	6,504
		6,504
Total Materials		47,905
TELECOMMUNICATION SERVICES 2.2%		
Diversified Telecommunication Services 1.1%		
AT&T	249,500	7,230
CenturyLink	64,100	2,405
Cogent Communications Group (1)	3,400	58
Hutchison Telecommunications Hong Kong Holdings (HKD)	1,002,000	382
Premiere Global Services (1)	15,100	125
Telecom Italia (EUR)	1,671,240	1,621
Telefonica (EUR)	215,185	4,060
Telstra (AUD)	437,399	1,437
TW Telecom (1)	14,300	269
		17,587
Wireless Telecommunication Services 1.1%		
America Movil, ADR	75,400	1,796
American Tower, Class A (1)	133,300	7,865
KDDI (JPY)	185	1,227
SBA Communications (1)	3,000	123
Softbank (JPY)	35,000	1,179
Vodafone (GBP)	464,700	1,261
Vodafone, ADR	171,900	4,667
		18,118
Total Telecommunication Services		35,705
UTILITIES 2.2%		
Electric Utilities 1.3%		
Cleco	2,900	105

PG&E	32,000	1,244
		6,317
Total Utilities		35,739
Total Common Stocks (Cost $745,100)		967,870
PREFERRED STOCKS 0.1%		
CONSUMER DISCRETIONARY 0.1%		
Automobiles 0.1%		
Volkswagen (EUR)	13,733	2,358
Total Preferred Stocks (Cost $1,280)		2,358
CONVERTIBLE PREFERRED STOCKS 0.4%		
CONSUMER DISCRETIONARY 0.0%		
Internet & Catalog Retail 0.0%		
coupons.com, Acquisition Date: 6/1 - 8/11/11 Acquisition Cost $61 (1)(3)	11,168	61
Total Consumer Discretionary		61
ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
GeoMet	2,154	23
Total Energy		23
FINANCIALS 0.3%		
Commercial Banks 0.2%		
Fifth Third Bancorp	16,600	2,358
Synovus Financial	7,900	117
		2,475

Diversified Financial Services 0.1%		
Citigroup	28,700	2,421
		2,421
Insurance 0.0%		
Assured Guaranty	2,750	113
		113
Total Financials		5,009
INFORMATION TECHNOLOGY 0.0%		
Communications Equipment 0.0%		
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $113 (1)(3)	11,300	102
Total Information Technology		102
UTILITIES 0.1%		
Electric Utilities 0.1%		
PPL	8,800	503
Total Utilities		503
Total Convertible Preferred Stocks (Cost $4,659)		5,698
CONVERTIBLE BONDS 0.1%		
International Game Technology, 3.25%, 5/1/14	477,000	564
Terex, 4.00%, 6/1/15	26,000	31
U.S. Steel, 4.00%, 5/15/14	887,000	988
Total Convertible Bonds (Cost $1,477)		1,583
CORPORATE BONDS 5.0%		
ACE INA Holdings, 5.70%, 2/15/17	480,000	547
Affiliated Computer Services, 5.20%, 6/1/15	185,000	199

Aflac, 8.50%, 5/15/19	155,000	187
Allegheny Energy Supply, 6.75%, 10/15/39 (4)	245,000	272
Allegheny Technologies, 5.95%, 1/15/21	615,000	642
Altria Group, 4.75%, 5/5/21	500,000	526
Altria Group, 9.25%, 8/6/19	65,000	84
AMB Property, 4.50%, 8/15/17	305,000	302
AMB Property, 6.625%, 12/1/19	240,000	257
America Movil, 2.375%, 9/8/16	535,000	525
America Movil, 5.00%, 10/16/19	285,000	307
American International Group, 4.25%, 9/15/14	185,000	179
American International Group, 5.45%, 5/18/17	90,000	85
American Tower, 5.90%, 11/1/21	355,000	376
American Tower, 7.25%, 5/15/19	310,000	354
American Tower Trust, 5.957%, 4/15/37 (4)	530,000	568
Ameriprise Financial, 7.30%, 6/28/19	325,000	389
AmerisourceBergen, 3.50%, 11/15/21	140,000	141
Amgen, 2.50%, 11/15/16	260,000	258
Anadarko Petroleum, 6.375%, 9/15/17	275,000	314
Apache, 5.10%, 9/1/40	510,000	568
Appalachian Power, 6.375%, 4/1/36	260,000	316
Arcelormittal, 5.375%, 6/1/13	625,000	652
Assured Guaranty, VR, 6.40%, 12/15/66 (4)	630,000	438
AT&T, 5.55%, 8/15/41	250,000	270
AT&T, 5.625%, 6/15/16	480,000	548
AT&T, 6.45%, 6/15/34	530,000	607
BAA Funding, 4.875%, 7/15/23 (4)	520,000	511
Bank of America, 5.65%, 5/1/18	1,195,000	1,071
Bank One, 5.25%, 1/30/13	970,000	1,004
Banque PSA Finance, 4.375%, 4/4/16 (4)	530,000	489

Barclays Bank, 5.20%, 7/10/14	265,000	273
Barclays Bank, 6.75%, 5/22/19	280,000	296
Barrick North America Finance, 5.70%, 5/30/41	590,000	659
Berkshire Hathaway Finance, 4.25%, 1/15/21	390,000	415
Black Hills, 6.50%, 5/15/13	320,000	339
Boardwalk Pipelines, 5.50%, 2/1/17	130,000	142
BP Capital Markets, 3.125%, 10/1/15	320,000	331
BPCE, 2.375%, 10/4/13 (4)	320,000	305
British Sky Broadcasting, 6.10%, 2/15/18 (4)	350,000	393
Broadcom, 2.375%, 11/1/15	100,000	102
Buckeye Partners, 4.875%, 2/1/21	65,000	67
Buckeye Partners, 5.50%, 8/15/19	335,000	362
Buckeye Partners, 6.05%, 1/15/18	190,000	212
Bunge Finance, 5.90%, 4/1/17	290,000	317
Bunge Limited Finance, 4.10%, 3/15/16	155,000	158
Burlington Northern Santa Fe, 5.05%, 3/1/41	295,000	315
Burlington Northern Santa Fe, 5.40%, 6/1/41	180,000	199
Canadian National Railway, 2.85%, 12/15/21	130,000	129
Canadian Natural Resources, 6.25%, 3/15/38	410,000	497
Capital One Financial, 2.125%, 7/15/14	80,000	79
Capital One Financial, 7.375%, 5/23/14	300,000	330
Cardinal Health, 4.625%, 12/15/20	360,000	383
Celulosa Arauco y Constitucion, 5.00%, 1/21/21	90,000	93
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	330,000	347
CenterPoint Energy, 5.85%, 1/15/41	115,000	129
Citigroup, 5.375%, 8/9/20	780,000	780
Citigroup, 5.50%, 10/15/14	455,000	471
Citigroup, 8.50%, 5/22/19	680,000	780
Cliffs Natural Resources, 4.875%, 4/1/21	375,000	364

CNA Financial, 5.875%, 8/15/20	305,000	307
Coca-Cola, 1.50%, 11/15/15	245,000	248
Coca-Cola FEMSA, 4.625%, 2/15/20	185,000	201
Constellation Energy, 5.15%, 12/1/20	470,000	491
Consumers Energy, 6.00%, 2/15/14	310,000	339
Continental Airlines, 4.75%, 7/12/22	120,000	121
Continental Airlines, 7.25%, 5/10/21	291,961	312
Crown Castle Towers, 6.113%, 1/15/40 (4)	539,000	602
DCP Midstream Operating, 3.25%, 10/1/15	275,000	277
Delhaize Group, 6.50%, 6/15/17	400,000	468
Delta Air Lines, 5.30%, 10/15/20	80,000	81
Delta Air Lines, 7.75%, 6/17/21	126,202	134
Delta Air Lines, ETC, 4.95%, 5/23/19	114,386	115
Diamond Offshore Drilling, 5.15%, 9/1/14	260,000	282
Diamond Offshore Drilling, 5.875%, 5/1/19	75,000	87
DIRECTV Holdings, 5.875%, 10/1/19	570,000	625
Dow Chemical, 2.50%, 2/15/16	255,000	254
Dow Chemical, 8.55%, 5/15/19	410,000	515
Dr Pepper Snapple Group, 3.20%, 11/15/21	170,000	167
EDP Finance, 5.375%, 11/2/12 (4)	270,000	264
El Paso Natural Gas, 5.95%, 4/15/17	137,000	154
Enbridge Energy Partners, 5.20%, 3/15/20	80,000	86
Enbridge Energy Partners, 5.50%, 9/15/40	185,000	193
Enel Finance International, 5.125%, 10/7/19 (4)	360,000	323
Enogex, 6.25%, 3/15/20 (4)	150,000	170
Ensco, 3.25%, 3/15/16	525,000	534
Enterprise Products Operations, 3.20%, 2/1/16	215,000	224
Enterprise Products Operations, 5.95%, 2/1/41	140,000	152
Enterprise Products Operations, 7.55%, 4/15/38	185,000	232

EQT, 4.875%, 11/15/21	575,000	571
ERAC USA Finance, 2.25%, 1/10/14 (4)	170,000	171
ERAC USA Finance, 4.50%, 8/16/21 (4)	115,000	114
ERAC USA Finance, 5.25%, 10/1/20 (4)	275,000	295
Exelon Generation, 6.25%, 10/1/39	285,000	336
Express Scripts, 3.125%, 5/15/16	340,000	337
Express Scripts, 6.25%, 6/15/14	180,000	197
Federal Realty Investment Trust, 5.90%, 4/1/20	40,000	43
Federal Realty Investment Trust, 6.00%, 7/15/12	220,000	224
Fifth Third Bancorp, 3.625%, 1/25/16	275,000	274
Fifth Third Bancorp, 6.25%, 5/1/13	10,000	10
Fifth Third Bancorp, 8.25%, 3/1/38	290,000	348
FirstEnergy Solutions, 4.80%, 2/15/15	335,000	358
Fiserv, 3.125%, 6/15/16	155,000	157
France Telecom, 2.75%, 9/14/16	40,000	39
GATX Corporation, 3.50%, 7/15/16	180,000	180
GATX Corporation, 4.85%, 6/1/21	380,000	378
GE Capital, 2.10%, 1/7/14	2,155,000	2,175
GE Capital, 5.30%, 2/11/21	375,000	386
Goldman Sachs, 3.625%, 2/7/16	245,000	233
Goldman Sachs, 3.70%, 8/1/15	560,000	538
Goldman Sachs Capital I, 6.345%, 2/15/34	374,000	321
Grupo Televisa, 6.625%, 1/15/40	200,000	218
GTP Acquisition, 4.347%, 6/15/41 (4)	130,000	131
HBOS, 6.00%, 11/1/33 (4)	345,000	211
Health Care REIT, 4.70%, 9/15/17	275,000	271
Hess, 6.00%, 1/15/40	220,000	245
Hess, 7.875%, 10/1/29	185,000	236
Hess, 8.125%, 2/15/19	85,000	105

Hewlett-Packard, 3.00%, 9/15/16	480,000	489
Holcim, 6.00%, 12/30/19 (4)	275,000	295
Hospitality Properties Trust, 5.625%, 3/15/17	315,000	317
HSBC Holdings, 5.10%, 4/5/21	760,000	787
HSBC Holdings, 6.50%, 5/2/36	250,000	238
Hyatt Hotels, 3.875%, 8/15/16	525,000	532
Iberdrola Finance Ireland, 3.80%, 9/11/14 (4)	260,000	259
International Lease Finance, 6.625%, 11/15/13	400,000	390
International Paper, 4.75%, 2/15/22	405,000	408
Interpublic, 10.00%, 7/15/17	170,000	195
Jefferies Group, 5.875%, 6/8/14	306,000	285
JPMorgan Chase, 6.00%, 1/15/18	380,000	418
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	400,000	393
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	215,000	210
KeyCorp, 3.75%, 8/13/15	425,000	434
Keycorp, 5.10%, 3/24/21	135,000	136
Kilroy Realty, 4.80%, 7/15/18	270,000	266
Kilroy Realty, 6.625%, 6/1/20	350,000	372
Kinder Morgan Energy Partners, 4.15%, 3/1/22	100,000	99
Kohl's, 4.00%, 11/1/21	150,000	151
L-3 Communications, 4.75%, 7/15/20	515,000	494
LG&E and KU Energy, 2.125%, 11/15/15	300,000	295
Life Technologies, 3.50%, 1/15/16	105,000	107
Life Technologies, 4.40%, 3/1/15	275,000	286
Lincoln National, 4.85%, 6/24/21	245,000	232
Macy's, 5.35%, 3/15/12	250,000	252
Magellan Midstream Partners, 4.25%, 2/1/21	50,000	51
Marathon Oil, 6.00%, 10/1/17	430,000	496
Massachusetts Electric, 5.90%, 11/15/39 (4)	300,000	372

Medco Health Solutions, 2.75%, 9/15/15	145,000	143
Merrill Lynch, 6.875%, 4/25/18	785,000	742
Merrill Lynch, 7.75%, 5/14/38	425,000	378
MetLife, 4.75%, 2/8/21	275,000	287
Morgan Stanley, 6.00%, 4/28/15	515,000	500
Morgan Stanley, 6.625%, 4/1/18	410,000	386
Morgan Stanley, 7.30%, 5/13/19	1,130,000	1,105
Nabors Industries, 4.625%, 9/15/21 (4)	370,000	365
Nabors Industries, 9.25%, 1/15/19	360,000	441
NBC Universal, 5.15%, 4/30/20	550,000	592
Newcrest Finance, 4.45%, 11/15/21 (4)	195,000	194
News America, 4.50%, 2/15/21	290,000	293
News America, 6.15%, 3/1/37	155,000	160
News America, 6.40%, 12/15/35	450,000	471
NiSource Finance, 5.95%, 6/15/41	380,000	400
NiSource Finance, 6.25%, 12/15/40	150,000	155
Noble Energy, 6.00%, 3/1/41	295,000	328
Nordea Bank, 4.875%, 5/13/21 (4)	585,000	495
Northern States Power, 5.35%, 11/1/39	164,000	201
NuStar Logistics, 4.80%, 9/1/20	275,000	281
O'Reilly Automotive, 4.875%, 1/14/21	375,000	393
Omnicom Group, 4.45%, 8/15/20	545,000	549
Omnicom Group, 6.25%, 7/15/19	150,000	172
Oncor Electric Delivery, 4.55%, 12/1/41 (4)	235,000	235
Partnerre Finance, 5.50%, 6/1/20	415,000	428
Pennsylvania Electric, 6.15%, 10/1/38	435,000	503
Pernod-Ricard, 4.45%, 1/15/22 (4)	210,000	211
Petrohawk Energy, 7.25%, 8/15/18	215,000	241
Philip Morris International, 4.375%, 11/15/41	255,000	247

Plains All American Pipeline, 5.75%, 1/15/20	270,000	300
Plains All American Pipeline, 6.50%, 5/1/18	170,000	193
PNC Funding, 3.625%, 2/8/15	255,000	266
PNC Funding, 4.375%, 8/11/20	270,000	282
PNC Funding, 5.625%, 2/1/17	260,000	283
PNC Funding, 6.70%, 6/10/19	55,000	66
PPL WEM Holdings, 3.90%, 5/1/16 (4)	300,000	320
Principal Financial Group, 6.05%, 10/15/36	335,000	348
Provident, 7.00%, 7/15/18	375,000	421
Prudential Financial, 4.50%, 11/16/21	215,000	208
Prudential Financial, 4.75%, 9/17/15	435,000	458
Public Service Company of Oklahoma, 5.15%, 12/1/19	210,000	231
Raymond James Financial, 4.25%, 4/15/16	100,000	103
RCI Banque, 4.60%, 4/12/16 (4)	395,000	375
Regency Centers, 5.875%, 6/15/17	170,000	184
Regions Financial, 5.75%, 6/15/15	140,000	134
Reinsurance Group of America, 5.00%, 6/1/21	155,000	157
Reinsurance Group of America, 5.625%, 3/15/17	185,000	200
Reinsurance Group of America, 6.45%, 11/15/19	180,000	201
Reliance Holdings, 4.50%, 10/19/20 (4)	250,000	228
Republic Services, 5.70%, 5/15/41	545,000	610
Reynolds American, 7.625%, 6/1/16	385,000	459
Rio Tinto Finance, 4.125%, 5/20/21	585,000	608
Roper Industries, 6.25%, 9/1/19	330,000	387
Rowan Companies, 5.00%, 9/1/17	485,000	509
Royal Bank of Scotland, 3.40%, 8/23/13	460,000	455
Safeway, 3.40%, 12/1/16	260,000	260
Sempra Energy, 6.00%, 10/15/39	110,000	131
Simon Property Group, 2.80%, 1/30/17	260,000	259

SLM Corporation, 5.125%, 8/27/12	155,000	156
SLM Corporation, 8.45%, 6/15/18	320,000	320
Southwest Airlines, 5.125%, 3/1/17	350,000	371
Standard Chartered, 3.85%, 4/27/15 (4)	150,000	151
Sun Life Financial Global Funding, FRN, 0.614%, 10/6/13 (4)	500,000	494
SunTrust Banks, 3.60%, 4/15/16	265,000	265
Talisman Energy, 3.75%, 2/1/21	490,000	472
Tampa Electric, 6.15%, 5/15/37	465,000	589
Teck Resources, 10.25%, 5/15/16	180,000	210
Telecom Italia Capital, 5.25%, 11/15/13	400,000	385
Telecom Italia Capital, 6.175%, 6/18/14	300,000	288
Telefonica Emisiones, 3.992%, 2/16/16	350,000	331
Telefonica Emisiones, 5.877%, 7/15/19	155,000	149
Telefonica Emisiones, 6.221%, 7/3/17	440,000	435
Teva Pharmaceutical Finance, 3.65%, 11/10/21	260,000	254
Time Warner, 6.875%, 6/15/18	400,000	470
Time Warner Cable, 5.50%, 9/1/41	360,000	356
Toronto-Dominion Bank, 2.50%, 7/14/16	420,000	426
Transocean, 5.05%, 12/15/16	230,000	230
Travel Channel, 3.55%, 1/15/15 (4)	495,000	519
Travelers Companies, 5.90%, 6/2/19	270,000	315
U.S. Bancorp, 3.442%, 2/1/16	420,000	420
UBS AG Stamford, 4.875%, 8/4/20	305,000	292
Union Pacific, 4.75%, 9/15/41	405,000	422
UnitedHealth Group, 3.875%, 10/15/20	135,000	140
UnitedHealth Group, 4.625%, 11/15/41	260,000	259
UnitedHealth Group, 4.70%, 2/15/21	155,000	171
UNUM Group, 5.625%, 9/15/20	115,000	120
Unum Provident Finance, 6.85%, 11/15/15 (4)	90,000	101

USB Capital XIII Trust, 6.625%, 12/15/39	185,000	183
Vale Overseas, 6.25%, 1/23/17	270,000	300
Valero Energy, 6.125%, 6/15/17	250,000	280
Valmont Industries, 6.625%, 4/20/20	295,000	337
Ventas Realty, 3.125%, 11/30/15	90,000	88
Verisk Analytics, 5.80%, 5/1/21	225,000	249
WEA Finance, 7.50%, 6/2/14 (4)	75,000	84
Weatherford International, 6.75%, 9/15/40	215,000	230
Weatherford International, 9.625%, 3/1/19	265,000	341
WellPoint, 6.00%, 2/15/14	540,000	589
Wells Fargo, 4.60%, 4/1/21	480,000	509
Wesfarmers, 2.983%, 5/18/16 (4)	265,000	266
Westar Energy, 5.10%, 7/15/20	205,000	226
Williams Partners, 4.125%, 11/15/20	255,000	257
Williams Partners, 6.30%, 4/15/40	330,000	387
WPP Finance, 4.75%, 11/21/21 (4)	115,000	111
Xerox, 6.35%, 5/15/18	265,000	298
Total Corporate Bonds (Cost $79,585)		81,950

ASSET-BACKED SECURITIES 0.6%

Ally Auto Receivables Trust Series 2009-B, Class C 4.06%, 5/16/16 (4)	875,000	911
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16	660,000	661
AmeriCredit Automobile Receivables Trust Series 2011-2, Class A3 1.61%, 10/8/15	615,000	616
Cabela's Credit Card Master Trust Series 2011-2A, Class A1 2.39%, 6/17/19 (4)	545,000	559

Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	43,846	30
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, VR 1.862%, 1/25/34	142,584	95
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class C 4.99%, 2/15/17 (4)	835,000	884
Fosse Master Issuer Series 2011-1A, Class A2, CMO, ARM 3.471%, 10/18/54 (4)	300,000	299
GE Equipment Midticket Series 2010-1, Class A4 1.47%, 7/14/15 (4)	1,405,000	1,416
GE Equipment Small Ticket Series 2011-1, Class A3 1.45%, 1/21/18 (4)	450,000	452
Holmes Master Issuer Series 2011-3A, Class A2, CMO, ARM 1.948%, 10/21/54 (4)	400,000	399
Huntington Auto Trust Series 2011-1A, Class C 2.53%, 3/15/17 (4)	285,000	276
JPMorgan Mortgage Acquisition Series 2007-CH1, Class AV2, VR 0.317%, 11/25/36	6,619	6
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (4)	259,478	269
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (4)	81,218	84
Navistar Financial Owner Trust Series 2010-A, Class B 4.17%, 10/20/14 (4)	710,000	713
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (4)	810,000	813

Silverstone Master Issuer Series 2011-1A, Class 1A, VR 1.96%, 1/21/55 (4)	475,000	475
Smart Trust Australia Series 2011-1USA, Class A3A 1.77%, 10/14/14 (4)	415,000	415
Smart Trust Australia Series 2011-2USA, Class A3A 1.54%, 3/14/15 (4)	250,000	248
World Financial Network Credit Card Master Trust Series 2010-A, Class A 3.96%, 4/15/19	415,000	446
Total Asset-Backed Securities (Cost $9,962)		10,067

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.2%

Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	320,647	325
Banc of America Commercial Mortgage Series 2007-1, Class AAB 5.422%, 1/15/49	1,660,000	1,722
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.846%, 2/25/34	113,209	97
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 2.881%, 5/25/34	115,245	107
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 2.758%, 9/25/34	89,013	76
Bank of America Mortgage Securities Series 2004-I, Class 3A2,CMO, ARM 2.755%, 10/25/34	50,781	45
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.758%, 11/25/35	499,173	340

Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.238%, 11/25/35	195,486	170
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42	1,474,000	1,595
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	791,000	868
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, 2/11/44	1,250,000	1,284
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, VR 5.694%, 6/11/50	545,000	589
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, VR 6.007%, 12/10/49	550,000	587
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44	570,000	597
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2 6.70%, 4/15/34	85,075	84
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	170,007	173
Greenwich Capital Commercial Funding Series 2006-GG7, Class A4, VR 5.882%, 7/10/38	710,000	776
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	921,556	947
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	1,900,000	2,056
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	220,000	228

WF-RBS Commercial Mortgage Trust Series 2011-C2, Class B, VR 5.174%, 2/15/44 (4)	540,000	487
Total Non-U.S. Government Mortgage-Backed Securities (Cost $18,704)		18,844

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 7.4%

U.S. Government Agency Obligations 7.1% (5)

Federal Home Loan Mortgage		
3.50%, 11/1/41	905,000	921
4.00%, 10/1/40 - 11/1/41	5,515,586	5,741
4.50%, 5/1/19 - 5/1/41	5,457,059	5,751
5.00%, 10/1/18 - 8/1/40	5,937,534	6,354
5.50%, 3/1/18 - 1/1/40	4,738,997	5,118
6.00%, 8/1/21 - 8/1/38	2,294,787	2,518
6.50%, 11/1/29 - 7/1/35	299,698	337
7.00%, 10/1/25 - 6/1/32	32,788	37
Federal Home Loan Mortgage, ARM		
2.475%, 7/1/35	64,086	67
2.50%, 2/1/35	283,669	300
2.535%, 9/1/32	5,917	6
5.136%, 2/1/37	301,862	313
5.85%, 1/1/37	76,617	79
5.979%, 10/1/36	317,706	347
6.094%, 10/1/36	437,168	474
6.267%, 8/1/36	256,253	278
Federal Home Loan Mortgage, CMO, 5.50%, 8/15/16	786,626	824
Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18	17,077	1
Federal Home Loan Mortgage, TBA, 4.50%, 1/1/35	1,601,000	1,685

Federal National Mortgage Assn.		
3.50%, 2/1/26	940,867	979
4.00%, 11/1/25 - 10/1/41	8,990,509	9,407
4.50%, 5/1/19 - 12/1/41	17,570,938	18,619
5.00%, 10/1/18 - 7/1/41	14,512,932	15,636
5.50%, 1/1/17 - 9/1/40	16,891,270	18,416
6.00%, 5/1/21 - 1/1/39	8,823,123	9,732
6.50%, 5/1/17 - 11/1/37	2,171,962	2,421
7.00%, 2/1/30 - 7/1/37	98,571	113
8.50%, 11/1/21	210	—
Federal National Mortgage Assn., ARM		
2.417%, 11/1/35	178,313	192
2.490%, 8/1/36	241,065	248
2.943%, 12/1/36	181,499	185
Federal National Mortgage Assn., CMO, 7.25%, 5/25/20	60,815	66
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/1/32	37,388	7
Federal National Mortgage Assn., TBA		
4.50%, 1/1/36	5,864,000	6,197
5.00%, 1/1/34	2,714,000	2,917
		116,286

U.S. Government Obligations 0.3%

Government National Mortgage Assn.		
4.50%, 11/20/40	2,839,965	3,079
5.00%, 12/15/39	128,171	141
5.50%, 10/20/32 - 2/20/35	414,008	465
6.00%, 5/15/17 - 9/20/38	1,027,626	1,161
6.50%, 3/15/26 - 2/15/29	38,868	44
7.00%, 3/15/13 - 9/20/27	20,995	23

MUNICIPAL SECURITIES 0.9%

Arizona 0.0%		
Salt River Project Agricultural Improvement & Power Dist. Build America, 4.839%, 1/1/41	380,000	413
		413
California 0.1%		
Bay Area Toll Auth., Build America, 6.263%, 4/1/49	310,000	392
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	530,000	642
Los Angeles Airport, 7.053%, 5/15/40	295,000	361
San Diego County Water Auth., Build America, 6.138%, 5/1/49	170,000	212
		1,607
Colorado 0.0%		
Regional Transportation Dist., 5.00%, 11/1/38	295,000	314
		314
District of Columbia 0.0%		
District of Columbia, Income Tax, Build America, GO 5.591%, 12/1/34	70,000	83
District of Columbia, Income Tax, GO, 5.25%, 12/1/34	295,000	322
		405
Florida 0.1%		
Florida, Board of Ed., Lottery, 5.00%, 7/1/20	690,000	814
		814
Illinois 0.1%		
Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	260,000	309
Chicago Transit Auth., Regional Transportation Auth. 6.899%, 12/1/40	380,000	440

Oregon 0.0%		
Oregon, Taxable Pension, GO, 5.892%, 6/1/27	130,000	149
		149
Pennsylvania 0.1%		
Pennsylvania, GO, 5.00%, 7/1/21	605,000	740
Pennsylvania, GO, 5.00%, 11/15/21	550,000	675
		1,415
Texas 0.1%		
Houston, GO, 5.00%, 3/1/19	155,000	187
Houston, GO, 6.29%, 3/1/32	390,000	466
Texas Transportation Commission, Build America 5.178%, 4/1/30	485,000	563
		1,216
Utah 0.0%		
Utah Transit Auth., Build America, 5.937%, 6/15/39	520,000	639
		639
Virginia 0.1%		
Univ. of Virginia, Build America, 5.00%, 9/1/40	570,000	650
Virginia Public Building Auth., Build America, GO 5.90%, 8/1/30	445,000	523
Virginia Transportation Board, Build America, 5.35%, 5/15/35	60,000	68
		1,241
Washington 0.0%		
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 6/1/22	75,000	90
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 7/1/22	120,000	144
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 6/1/23	330,000	391

SECURITIES LENDING COLLATERAL 0.2%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.2%

Money Market Funds 0.2%

T. Rowe Price Reserve Investment Fund, 0.09% (9)(11)	2,202,436	2,202
		2,202

Repurchase Agreements 0.0%

Credit Suisse, Tri-Party, Dated 11/30/11, 0.10%, Delivery Value of $275,305 on 12/1/11, Collateralized by U.S. Government securities, 0.00% - 0.00%, 5/15/12 - 5/15/41, valued at $280,811	275,304	275
Deutsche Bank Securities, Tri-Party, Dated 11/30/11, 0.09% Delivery Value of $94,972 on 12/1/11, Collateralized by U.S. Government securities, 0.25% - 2.125%, 8/5/13 - 2/15/40 valued at $96,871	94,972	95
		370
Total Investments through Securities Lending Program with JPMorgan Chase Bank		2,572

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.0%

Money Market Funds 0.0%

T. Rowe Price Reserve Investment Fund, 0.09% (9)(11)	729,903	730
Total Investments through Securities Lending Program with State Street Bank and Trust Company		730
Total Securities Lending Collateral (Cost $3,302)		3,302
Total Investments in Securities 100.0% of Net Assets (Cost $1,402,450)		**$ 1,639,266**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at November 30, 2011. See Note 4.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $2,532 and represents 0.2% of net assets.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $22,145 and represents 1.4% of net assets.

(5) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(6) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(7) At November 30, 2011, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(8) Insured by Assured Guaranty Municipal Corp.

(9) Affiliated Companies

(10) SEC 30-day yield

(11) Seven-day yield

ADR American Depository Receipts
ARM Adjustable Rate Mortgage
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CMO Collateralized Mortgage Obligation
DKK Danish Krone
ETC Equipment Trust Certificate
EUR Euro
FRN Floating-Rate Note
GBP British Pound
GDR Global Depository Receipts
GDS Global Depository Shares
GO General Obligation
HKD Hong Kong Dollar
IDA Industrial Development Authority/Agency
IO Interest Only security for which the fund receives interest on notional principal
JPY Japanese Yen
KRW South Korean Won
NOK Norwegian Krone
PTC Pass-Through Certificate

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,402,450)	$ 1,639,266
Receivable for investment securities sold	21,874
Dividends and interest receivable	5,116
Receivable for shares sold	1,032
Foreign currency (cost $86)	81
Cash	48
Variation margin receivable on futures contracts	10
Other assets	1,777
Total assets	1,669,204
Liabilities	
Payable for investment securities purchased	22,564
Obligation to return securities lending collateral	3,302
Payable for shares redeemed	862
Investment management fees payable	571
Due to affiliates	255
Unrealized loss on swaps	100
Other liabilities	1,689
Total liabilities	29,343
NET ASSETS	$ 1,639,861
Net Assets Consist of:	
Undistributed net investment income	$ 6,343
Accumulated undistributed net realized loss	(64,335)
Net unrealized gain	236,733
Paid-in capital applicable to 87,507,696 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,461,120
NET ASSETS	$ 1,639,861
NET ASSET VALUE PER SHARE	$ 18.74

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 60% stocks, 30% bonds, and 10% money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the six months ended November 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at November 30, 2011, totaled $189,000 for the six months ended November 30, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; or, in the case of an index swap, the market value of the contract relative to the notional amount. Therefore, the payment risk increases as the price of the relevant underlying credit, or market value of the index swap, declines due to market valuations of credit quality. As of November 30, 2011, the notional amount of protection sold by the fund totaled $920,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2011, approximately 11% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

TBA Purchase and Sale Commitments During the six months ended November 30, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On November 30, 2011, the value of cash collateral investments was $3,302,000, and the value of loaned securities was $3,279,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2011, securities valued at $148,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of November 30, 2011, no collateral was pledged by counterparties to the fund.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $388,571,000 and $299,887,000, respectively, for the six months ended November 30, 2011. Purchases and sales of U.S. government securities aggregated $159,149,000 and $183,695,000, respectively, for the six months ended November 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010, and May 31, 2011, and totaled $40,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2011, the fund had $53,457,000 of available capital loss carryforwards, which all expire in fiscal 2018. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period but must be used before capital loss carryforwards with expiration dates. It is possible that all or a portion of the fund’s current capital loss carryforwards could expire unused.

At November 30, 2011, the cost of investments for federal income tax purposes was $1,433,028,000. Net unrealized gain aggregated $206,155,000 at period-end, of which $274,796,000 related to appreciated investments and $68,641,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2011, expenses incurred pursuant to these service agreements were $94,000 for Price Associates; $219,000 for T. Rowe Price Services, Inc.; and $600,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds and/or the T. Rowe Price Real Assets Fund (collectively, the underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each institutional fund pays an all-inclusive management and administrative fee to Price Associates; Real Assets Fund pays a management fee to Price Associates as well as operating expenses. To ensure that the fund does not incur duplicate management fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended November 30, 2011, are as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 23, 2012